UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
DTE Energy Company (DTE Energy) is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued April 26, 2013, announcing financial results for the quarter ended March 31, 2013. Copies of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.

DTE Energy is furnishing the SEC with its slide presentation issued April 26, 2013. A copy of the slide presentation is furnished as Exhibit 99.3 and incorporated herein by reference.

In its earnings release, slide presentation and this filing, DTE Energy discusses 2013 operating earnings guidance. It is likely that certain items that impact the company’s 2013 reported results will be excluded from operating results. Reconciliations to the comparable 2013 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Earnings Release of DTE Energy Company dated April 26, 2013.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated April 26, 2013.

99.3	Slide Presentation of DTE Energy Company dated April 26, 2013.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric Company's (“DTE Electric”) 2012 Forms 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: April 26, 2013
DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak Senior Vice President
DTE ELECTRIC COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak Senior Vice President

EXHIBIT INDEX
Exhibit
Number    Description

99.1	Earnings Release of DTE Energy Company dated April 26, 2013.

99.2	Financial Information Distributed for Media and Investor Relations Communications
dated April 26, 2013.

99.3	Slide Presentation of DTE Energy Company dated April 26, 2013.